UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2011
QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
5 Houston Center
1401 McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 15, 2011, QR Energy, LP issued a press release announcing its financial results for the three months ended June 30, 2011 and 2011 guidance. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of QR Energy, LP issued August 15, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP
By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
	Name:	Gregory S. Roden
	Title:	Vice President and General Counsel

Dated August 15, 2011

Exhibit Index

Exhibit

99.1	Press release of QR Energy, LP issued August 15, 2011.